News Release
                                  ------------

October 27, 2005                             Contact: Dennis R. Stewart, EVP/CFO
FOR IMMEDIATE RELEASE                                             (215) 579-4000

            TF Financial Corporation Announces Third Quarter Results
                             And Quarterly Dividend

Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market - THRD) today reported net income of $1,545,000 ($0.55 per diluted share) for the third quarter of 2005, compared with $1,714,000 ($0.61 per diluted share) during the third quarter of 2004. Net income for the nine month period ended September 30, 2005 was $4,626,000 ($1.64 per diluted share) compared with $4,979,000 ($1.77 per diluted share) during the first nine months of 2004. The Company also announced that its Board of Directors declared a quarterly dividend of $0.18 per share, payable November 15, 2005 to shareholders of record on November 7.

Quarter and year to date highlights for 2005 include:

     o Net interest income during the third quarter was virtually unchanged from the second quarter, and on a year to date basis was down only 0.4% compared to the first nine months of 2004, despite eleven 25 basis point increases in interest rates by the Federal Reserve during the period June 30, 2004 through September 30, 2005.
     o The net interest margin remains healthy at 3.67% for the third quarter of 2005 and 3.76% for the first nine months of 2005.
     o Loan growth for the first nine months of 2005 was (annualized) 9.1%. The loan to deposit ratio was nearly 102% at September 30.
     o Asset quality remains high with non-performing loans at record low levels of 0.12% of total loans and 0.09% of total assets.
     o Return on assets and return on equity were a strong 0.95% and 10.21%, respectively, during the third quarter of 2005.

Commenting on the Company's performance during the third quarter, President Kent
C. Lufkin said that "we continued to make progress in quite a few areas that are important to the Company's long-term success. We opened our 15th branch office, in Philadelphia, and also opened a loan production office in New Hope, Pennsylvania. Our loan originations were strong and we expect that we will achieve record commercial real estate loan production by the end of the year. In addition, our brand recognition continues to grow. All of our efforts have combined to produce operating results that rival those of our top performing peers."

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Bank, which operates 15 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                                  UNAUDITED                            UNAUDITED
                                                                 THREE MONTHS                         NINE MONTHS
                                                                 ------------          INC            -----------          INC
                                                              9/30/05    9/30/04      (DEC)       9/30/05     9/30/04     (DEC)
                                                              -------    -------                 -------     -------
EARNINGS SUMMARY

           Interest Income                                   $  8,570  $  7,868        8.9%      $ 25,038   $ 23,373       7.1%
           Interest expense                                     2,987     2,214       34.9%         8,251      6,517      26.6%
           Net interest income                                  5,583     5,654       -1.3%        16,787     16,856      -0.4%
           Loan loss provision                                    150       150        0.0%           450        450       0.0%
           Non-interest income                                    742       595       24.7%         2,081      1,985       4.8%
           Non-interest expense                                 4,084     3,743        9.1%        12,158     11,529       5.5%
           Income taxes                                           546       642      -15.0%         1,634      1,883     -13.2%
           Net income                                        $  1,545  $  1,714       -9.9%      $  4,626   $  4,979      -7.1%

PER SHARE INFORMATION

           Earnings per share, basic                         $   0.57  $   0.64      -10.9%      $   1.69   $   1.86      -9.1%
           Earnings per share, diluted                       $   0.55  $   0.61       -9.8%      $   1.64   $   1.77      -7.3%

           Dividends paid                                    $   0.18  $   0.17        5.9%      $   0.54   $   0.49      10.2%


FINANCIAL RATIOS

           Annualized return on average assets                   0.95%     1.09%      -12.8%         0.97%      1.08%     -10.2%
           Annualized return on average equity                  10.21%    11.89%      -14.1%        10.29%     11.87%     -13.3%
           Efficiency ratio                                     66.14%    61.37%        7.8%        66.01%     62.69%       5.3%

AVERAGE BALANCES

           Loans                                             $465,712  $426,686         9.1%     $456,596   $418,765        9.0%
           Mortgage-backed securities                         104,148   129,715       -19.7%      111,914    130,835      -14.5%
           Investment securities                               39,553    31,117        27.1%       36,041     30,563       17.9%
           Other interest-earning assets                        2,631       685       284.1%        2,050      1,299       57.8%
           Total earning assets                               612,044   588,203         4.1%      606,601    581,462        4.3%
           Non-earning assets                                  33,179    36,358        -8.7%       34,313     34,841       -1.5%
           Total assets                                       645,223   624,561         3.3%      640,914    616,303        4.0%

           Deposits                                           473,801   465,782         1.7%      465,333    467,304       -0.4%
           FHLB advances                                      104,918    96,090         9.2%      109,487     87,494       25.1%
           Total interest bearing liabilities                 578,719   561,872         3.0%      574,820    554,798        3.6%
           Non-interest bearing liabilities                     6,469     5,327        21.4%        5,961      5,453        9.3%
           Stockholders' equity                                60,035    57,362         4.7%       60,133     56,052        7.3%
           Total liabilities & stockholders'                 $645,223  $624,561         3.3%     $640,914   $616,303        4.0%
                equity



SPREAD AND MARGIN ANALYSIS

Average yield on:
           Loans                                                 5.99%     5.68%                     5.92%      5.76%
           Mortgage-backed securities                            4.32%     4.57%                     4.46%      4.57%
           Investment securities                                 4.67%     4.35%                     4.77%      4.37%
           Other interest-earning assets                         3.02%     2.32%                     2.74%      1.13%
Average cost of:
           Deposits                                              1.72%     1.24%                     1.56%      1.27%
           FHLB advances                                         3.54%     3.14%                     3.46%      3.17%

Interest rate spread                                             3.56%     3.80%                     3.65%      3.84%
Net interest margin                                              3.67%     3.87%                     3.76%      3.91%

T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                                  UNAUDITED                          UNAUDITED
                                                                 THREE MONTHS                       NINE MONTHS
                                                                 ------------          INC          -----------            INC
                                                              9/30/05    9/30/04      (DEC)       9/30/05    9/30/04      (DEC)
                                                              -------    -------                  -------    -------
NON-INTEREST INCOME

           Retail banking fees                               $    632  $    595        6.2%      $  1,941   $  1,985      -2.2%
           Gain on sale of loans                             $    110  $      -        0.0%      $    140   $      -       0.0%
           Gain (loss) on sales of securities                       -         -        0.0%             -          -       0.0%



NON-INTEREST EXPENSE

           Salaries and benefits                                2,322     2,160        7.5%         7,016      6,681       5.0%
           Occupancy                                              651       613        6.2%         1,952      1,852       5.4%
           Deposit insurance                                       15        17      -11.8%            48         53      -9.4%
           Professional fees                                      211       121       74.4%           648        459      41.2%
           Deposit intangible amortization                         34        41      -17.1%           102        121     -15.7%
           Advertising                                            191       164       16.5%           553        490      12.9%
           Other                                                  660       627        5.3%         1,839      1,873      -1.8%

                                                                                                     INC
                                                              9/30/05              12/31/04         (DEC)
                                                              -------              --------         -----

DEPOSIT INFORMATION

           Non-interest checking                             $ 35,071              $ 32,636          7.5%
           Interest checking                                   49,854                54,887         -9.2%
           Money market                                        79,700                42,496         87.5%
           Savings                                            161,976               182,945        -11.5%
           CD's                                               138,285               146,939         -5.9%

OTHER PERIOD ENDING INFORMATION

Per Share
           Book value (a)                                    $  22.83              $  22.30
           Tangible book value (a)                           $  21.13              $  20.57
           Closing market price                              $  28.10              $  32.00

Balance sheet
           Loans,net                                         $472,120              $442,195          6.8%
           Cash and cash equivalents                            5,642                 7,900        -28.6%
           Mortgage-backed securities                          98,875               118,510        -16.6%
           Investment securities                               41,559                32,150         29.3%
           Total assets                                       647,716               628,966          3.0%
           Deposits                                           464,886               459,903          1.1%
           FHLB advances and other                            114,310               102,747         11.3%
           Stockholders' equity                                62,412                61,155          2.1%

ASSET QUALITY
           Non-performing loans                                   570                   960        -40.6%
           Loan loss reserves                                   2,508                 2,307          8.7%
           Reserves to gross loans                               0.53%                 0.52%         1.9%
           Non-performing loans to gross loans                   0.12%                 0.22%       -45.5%
           Non-performing loans to total assets                  0.09%                 0.15%       -40.0%
           Foreclosed property                                    700                   700          0.0%
           Foreclosed property to total assets                   0.11%                 0.11%         0.0%
           Non-performing assets to total assets                 0.20%                 0.26%       -23.1%

OTHER STATISTICAL INFORMATION
           Shares outstanding (000's) (a)                       2,734                 2,742
           Number of branch offices                                15                    14
           Full time equivalent employees                         174                   175

(a) Excludes 189,000 and 202,000 employee stock ownership plan shares at September 30, 2005 and December 31, 2004, respectively.